*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 15, 2010.

PHH CORPORATION

3000 LEADENHALL ROAD
MOUNT LAUREL, NJ 08054

M22947-P94363

Meeting Information
Meeting Type:     Annual
For holders as of:     March 25, 2010
Date:     June 15, 2010     Time:     10:00 AM EDT

Location:	PHH Corporation 3000 Leadenhall Road Mt. Laurel, New Jersey 08054

You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
Notice of 2010 Annual Meeting, Proxy Statement and 2009 Annual Report
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 1, 2010 to facilitate timely delivery.
—How To Vote—
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M22948-P94363

Voting Items

The Board of Directors recommends that you vote FOR the following:

1.
To elect two Class II directors, each to serve until the 2013 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or until their earlier death, retirement or resignation.

Nominees:

01) Ms. Deborah M. Reif 02) Mr. Carroll R. Wetzel, Jr.

The Board of Directors recommends you vote FOR the following proposals:

2.	To consider and vote upon a proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

M22949-P94363

M22950-P94363

PHH CORPORATION
3000 Leadenhall Road
Mt. Laurel, New Jersey 08054

NOTICE OF 2010 ANNUAL MEETING

To Our Stockholders:
     The 2010 Annual Meeting of Stockholders of PHH Corporation (the “Company”) will be held at the Company’s offices located at 3000 Leadenhall Road, Mt. Laurel, New Jersey 08054, on Tuesday, June 15, 2010, at 10:00 a.m., local time (the “Annual Meeting”), for the following purposes:
     1. To elect two Class II directors, each to serve until the 2013 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or until their earlier death, retirement or resignation;
     2. To consider and vote upon a proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and
     3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
     The Board of Directors has fixed the close of business on March 25, 2010 as the record date for the Annual Meeting. Only stockholders of record as of the close of business on the record date are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

By Order of the Board of Directors

William F. Brown
Senior Vice President, General Counsel and Secretary
April 30, 2010